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                                                                     EXHIBIT 8.1

                                  SUBSIDIARIES

                               PETSEC ENERGY LTD.

                               CONTROLLED ENTITIES

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
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                                                     PLACE OF              % OF
                                                     --------              ----
            CONTROLLED ENTITIES                   INCORPORATION          OWNERSHIP
            -------------------                   -------------          ---------
----------------------------------------------------------------------------------

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Petsec Investments Pty. Limited                     Australia              100
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Petroleum Securities Pty. Limited                   Australia              100
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Najedo Pty. Limited                                 Australia              100
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Petroleum Securities Share Plan Pty. Limited        Australia              100
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Petsec America Pty. Limited                         Australia              100
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Petsec (U.S.A.) Inc.                                 U.S.A.                100
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Petsec Petroleum Inc.                                U.S.A.                100
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Petsec Energy Inc.                                   U.S.A.                100
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Osglen Pty. Limited                                 Australia             80.7
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Laurel Bay Petroleum Limited                        Australia              100
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Ginida Pty. Limited                                 Australia              100
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Western Medical Products Pty. Limited               Australia              100
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